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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated March 5, 1999 included in the previously filed Registration Statement File No. 333-31679 and Registration Statement File No. 33-61677.


                                                     /s/ ARTHUR ANDERSEN LLP
                                                     ARTHUR ANDERSEN LLP

Orange County, California
March 5, 1999